                                                            Exhibit 10.1

--------------------------------------------------------------------------------

                         RECEIVABLES PURCHASE AGREEMENT

                         dated as of December 31, 1997

                                     among


                            HAMPSHIRE FUNDING, INC.
                           (as Seller and Servicer)

                                THE INVESTORS,

                   PREFERRED RECEIVABLES FUNDING CORPORATION

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO
                                  (as Agent)


--------------------------------------------------------------------------------





                                   27 of 84

                               TABLE OF CONTENTS



                                   ARTICLE I
                      AMOUNTS AND TERMS OF THE PURCHASES

     Section 1.1     Purchase Facility.....................................  1
                     -----------------
     Section 1.2     Making Purchases......................................  2
                     ----------------
     Section 1.3     Selection of Discount Rates...........................  2
                     ---------------------------
     Section 1.4     [Intentionally Omitted]...............................  3
                     -----------------------
     Section 1.5     [Intentionally Omitted]...............................  3
                     -----------------------
     Section 1.6     Reinvestment Purchases................................  4
                     ----------------------
     Section 1.7     Liquidation Settlement Procedures.....................  4
                     ---------------------------------
     Section 1.8     Deemed Collections....................................  5
                     ------------------
     Section 1.9     Discount; Payments, Computations
                     --------------------------------
                      and Default Rate, Etc................................  5
                      ---------------------
     Section 1.10    Purchaser Interest....................................  6
                     ------------------
     Section 1.11    Extension of Liquidity Termination Date...............  6
                     ---------------------------------------

                                  ARTICLE II

                              LIQUIDITY FACILITY

     Section 2.1    Transfer to Investors..................................  6
                    ---------------------
     Section 2.2    Transfer Price Reduction Discount......................  7
                    ---------------------------------
     Section 2.3    Payments to PREFCO...................................... 7
                    ------------------
     Section 2.4    Limitation on Commitment
                    -------------------------
                     to Purchase from PREFCO...............................  7
                     -----------------------
     Section 2.5    Defaulting Investors...................................  8
                    --------------------

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     Section 3.1  Seller and Servicer Representations and Warranties.......  8
                  --------------------------------------------------
     Section 3.2  Investor Representations and Warranties................   10
                  ---------------------------------------


                                  ARTICLE IV

                            CONDITIONS OF PURCHASES

     Section 4.1  Conditions Precedent to Initial Purchase...............   11
                  ----------------------------------------
     Section 4.2  Conditions Precedent to All
                  ----------------------------
                   Purchases and Reinvestments...........................   12
                   ---------------------------

                                   ARTICLE V

                                   COVENANTS

     Section 5.1  Affirmative Covenants of Seller and Servicer...........   13
                  --------------------------------------------
     Section 5.2  Negative Covenants of Seller and the Servicer..........   16
                  ---------------------------------------------


                                  ARTICLE VI

                                   SERVICER

     Section 6.1  Designation of Servicer.................................  17
                  -----------------------
     Section 6.2  Duties of Servicer......................................  18
                  ------------------
     Section 6.3  Collection Notice.......................................  19
                  -----------------
     Section 6.4  Responsibilities of the Seller..........................  19
                  ------------------------------
     Section 6.5  Reports.................................................  19
                  -------
     Section 6.6  Servicer Advances.......................................  19
                  -----------------


                                   28 of 84

                                  ARTICLE VII

                              EVENTS OF DEFAULTS

     Section 7.1  Events of Default...................................
                  -----------------
     Section 7.2  Remedies............................................
                  --------

                                  ARTICLE VIII

                                INDEMNIFICATION

     Section 8.1  Indemnities by the Seller...........................  21
                  -------------------------
     Section 8.2. Increased Cost and Reduced Return...................  23
                  ---------------------------------
     Section 8.3  Other Costs and Expenses............................  24
                  ------------------------
     Section 8.4  Allocations.........................................  24
                  -----------

                                  ARTICLE IX

                                   THE AGENT

     Section 9.1  Authorization and Action............................. 25
                  ------------------------
     Section 9.2  Delegation of Duties................................  25
                  --------------------
     Section 9.3  Exculpatory Provisions..............................  25
                  ----------------------
     Section 9.4  Reliance by Agent...................................  26
                  -----------------
     Section 9.5  Non-Reliance on Agent and Other Purchasers..........  26
                  ------------------------------------------
     Section 9.6  Reimbursement and Indemnification...................  27
                  ---------------------------------
     Section 9.7  Agent in its Individual Capacity....................  27
                  --------------------------------
     Section 9.8  Successor Agent.....................................  27
                  ---------------

                                   ARTICLE X

                          ASSIGNMENTS; PARTICIPATIONS

     Section 10.1  Assignments........................................  27
                   -----------
     Section 10.2  Participations.....................................  29
                   --------------

                                  ARTICLE XI

                                 MISCELLANEOUS

     Section 11.1     Waivers and Amendments..........................  29
                      ----------------------
     Section 11.2     Notices.........................................  30
                      -------
     Section 11.3     Ratable Payments................................  30
                      ----------------
     Section 11.4     Protection of Ownership Interests
                      ---------------------------------
                       of the Purchasers..............................  31
                       -----------------
     Section 11.5     Confidentiality.................................  31
                      ---------------
     Section 11.6     Bankruptcy Petition.............................  32
                      -------------------
     Section 11.7     Limitation of Liability.........................  32
                      -----------------------
     Section 11.8     CHOICE OF LAW...................................  32
                      -------------
     Section 11.9     CONSENT TO JURISDICTION.........................  32
                      -----------------------
     Section 11.10    WAIVER OF JURY TRIAL............................  33
                      --------------------
     Section 11.11    Integration; Survival of Terms..................  33
                      ------------------------------
     Section 11.12    Counterparts; Severability......................  33
                      --------------------------
     Section 11.13    First Chicago Roles.............................  33
                      -------------------
     Section 11.14    Characterization................................  34
                      ----------------

                                   29 of 84

                             EXHIBITS AND SCHEDULES



EXHIBIT I       DEFINITIONS



EXHIBIT II      FORM OF PURCHASE NOTICE


EXHIBIT III PRINCIPAL PLACE OF BUSINESS OF THE SELLER AND SERVICER; LOCATION(S) OF RECORDS; FEDERAL EMPLOYER IDENTIFICATION NUMBERS



EXHIBIT IV      COLLECTION BANK AND COLLECTION ACCOUNT



EXHIBIT V       FORM OF COLLECTION ACCOUNT AGREEMENT


EXHIBIT VI      FORM OF COMPLIANCE CERTIFICATE



EXHIBIT VII     FORM OF CONTRACT



EXHIBIT VIII    MONITORING AND COLLECTION PROCEDURES



EXHIBIT IX      [RESERVED]



EXHIBIT X       PROSPECTUS



EXHIBIT XI      FORM OF LEGAL OPINIONS OF SELLER, SERVICER AND PERFORMANCE
                GUARANTOR



SCHEDULE A      LIST OF DOCUMENTS TO BE DELIVERED TO THE AGENT PRIOR TO THE
                INITIAL PURCHASE



                                   30 of 84

                            HAMPSHIRE FUNDING, INC.
                         RECEIVABLES PURCHASE AGREEMENT


          This Receivables Purchase Agreement dated as of December 31, 1997 is among Hampshire Funding, Inc., a New Hampshire corporation (the "Seller"), the Investors, Preferred Receivables Funding Corporation ("PREFCO") and The First National Bank of Chicago, as Agent (the "Agent"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto.

                             PRELIMINARY STATEMENTS

          The Seller desires to transfer and assign Receivable Interests to the Purchasers from time to time.

          PREFCO may, in its absolute and sole discretion, purchase Receivable Interests from the Seller from time to time.

          The Investors shall, at the request of the Seller, purchase Receivable Interests from time to time. In addition, the Investors have agreed to provide a liquidity facility to PREFCO.

          The First National Bank of Chicago has been requested and is willing to act as Agent on behalf of PREFCO and the Investors in accordance with the terms hereof.

                                   ARTICLE I
                      AMOUNTS AND TERMS OF THE PURCHASES

          Section I.1  Purchase Facility. (a) Upon the terms and subject to the
                       -----------------
conditions hereof, the Seller may, at its option, sell and assign Receivable Interests to the Agent for the benefit of the Purchasers. PREFCO may, at its option, instruct the Agent to purchase on behalf of PREFCO, or if PREFCO shall decline to purchase, the Agent shall purchase on behalf of the Investors, Receivable Interests from time to time during the period from the date hereof to but not including the Liquidity Termination Date. The Seller hereby assigns, transfers and conveys to the Agent for the benefit of the relevant Purchaser or Purchasers, and the Agent hereby acquires all of the Seller's right, title and interest in and to the Receivable Interests.

                  (b) The Seller may, upon at least five days' notice to the Agent, terminate in whole or reduce in part ratably among the Investors the unused portion of the Purchase Limit; provided that each partial reduction of
                                      --------
the Purchase Limit shall be in an amount equal to $5,000,000 or an integral multiple thereof.

          Section I.2  Making Purchases. The Seller shall provide the Agent with
                       ----------------
a purchase notice, in substantially the form of Exhibit II hereto (each a "Purchase Notice"), at least three Business Days prior to each purchase provided
                                                                        --------
that the three Business Days notice requirement shall not apply to the initial
----
purchase hereunder which shall occur on the date hereof. Each Purchase Notice shall, except as set forth below, be irrevocable and shall specify the requested Purchase Price (which shall not be less than $100,000) and date of purchase (which date shall be a Settlement Date), together with the initial Discount Rate related thereto. Following receipt of a Purchase Notice, the Agent will determine whether PREFCO agrees to make the purchase. If PREFCO declines to make a proposed purchase, the Seller may cancel the Purchase Notice or the purchase of the Receivable Interests will be made by the Investors. On the date of each purchase, upon satisfaction of the applicable conditions precedent set forth in
Article IV, PREFCO or each Investor, as applicable, shall wire transfer immediately available funds to Account No. 30262298, at Citibank, ABA No. 021000089 (or such other account as the Seller may specify in the Purchase Notice) no later than 12:00 noon (Chicago time), which wire transfer shall be in an amount equal to (i) in the case of PREFCO, the aggregate Purchase Price of each Receivable Interests PREFCO is then purchasing or (ii) in the case of an Investor, such Investor's Pro Rata Share of the aggregate Purchase Price of each of the Receivable Interests the Investors are purchasing.


                                   31 of 84

          Section I.3 Selection of Discount Rates. (a) Each Receivable Interest
                      ----------------------------
shall at all times have an associated amount of Capital and a Discount Rate. The Seller shall request Discount Rates for the Receivable Interests of the Purchasers. The Seller may select the CP Rate or the Base Rate, in either case with the concurrence of the Agent, for the Receivable Interests of PREFCO and the LIBO Rate or the Base Rate for the Receivable Interests of the Investors. The Seller shall by 9:00 a.m. (Chicago time), (i) at least three Business Days prior to the next Settlement Date with respect to which the LIBO Rate is being requested as a new Discount Rate, (ii) at least two Business Days prior to the next Settlement Date with respect to which the CP Rate is being requested as a new Discount Rate and (iii) at least one Business Day prior to the next Settlement Date with respect to which the Base Rate is being requested as a new Discount Rate, give the Agent irrevocable notice of the new Discount Rate for the Receivable Interest applicable until the next Settlement Date. Until the Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Receivable Interest transferred to the Investors pursuant to
Section 2.1 shall be the Base Rate. In the absence of any notice from the Seller, on each Settlement Date, the Agent shall determine the Discount Rate applicable to the next Settlement Date.

                   (b) If any Investor notifies the Agent that it has determined that funding its Pro Rata Share of the Receivable Interests of the Investors at a LIBO Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Receivable Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Receivable Interest at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate and require the Seller to select a new Discount Rate for any Receivable Interest accruing Discount at such LIBO Rate.


          Section I.4  [INTENTIONALLY OMITTED]


          Section I.5  [INTENTIONALLY OMITTED]


          Section I.6  Revolving Period Settlement Procedures.
                       --------------------------------------

                  (a) At any time that any Collections (including Deemed Collections) are received by the Servicer or Servicer Advances are made by the Servicer, in each case, after the initial purchase of a Receivable Interest hereunder and on or prior to the Termination Date of such Receivable Interest, each of the Seller and the Purchasers hereby instruct the Servicer to hold such Collections and Servicer Advances in trust for the Purchasers hereunder, in accordance with this Article I and Article VI hereof, until the immediately succeeding Settlement Date, and on such Settlement Date, apply such Collections and Servicer Advances as follows:

          first, in reimbursement of any Servicer Advance made by the Servicer
          -----
     pursuant to Section 6.6 hereof which Servicer Advance has not been repaid as of such Settlement Date;

          second, to the Purchasers, in payment of all their respective pro rata
          ------
     share of accrued Discount for each Receivable Interest held by such Purchasers;

          third, to the Purchasers pro rata, in payment of any due but unpaid
          -----
     Early Collection Fees;

          fourth, to the Purchasers pro rata, in payment of any due but unpaid
          ------
     Purchaser Fee;

          fifth, to the Servicer in payment of any accrued Servicing Fee then
          -----
     due with respect to such Receivable Interest;

          sixth, to the Purchasers pro rata, in payment of their respective
          -----
     shares of Capital in respect of any Receivable Interest allocated to any Receivable Loss;

          seventh, towards the pro rata payment of the Purchase Price owed by
          -------
     each respective Purchaser to the Seller on such Settlement Date pursuant to
     Section 1.2 hereof (each such payment of Purchase Price from Collections and Servicer Advances on each Settlement Date, a "Reinvestment");


                                   32 of 84
          eighth, to the Agent and the Purchasers pro rata, in payment of any
          ------
     other amounts, if any, then due and owing hereunder to the Agent or the Purchasers (other than in respect of Capital); and

          ninth, to the Purchasers in reduction of the Capital of the Receivable
          -----
     Interest on a pro rata basis based upon such Purchasers' interest in such Receivable Interest.

          (b) Collections allocated to the Receivable Interests of the Purchasers shall be shared ratably by the Purchasers in accordance with their Pro Rata Shares. Collections applied to the payment of fees, expenses, Discount and all other amounts payable by the Seller to the Agent and the Purchasers hereunder shall be allocated ratably among the Agent and the Purchasers in accordance with such amounts owing to each of them.


          Section I.7  Liquidation Settlement Procedures.
                       ---------------------------------

          (a) At any time that any Collections (including Deemed Collections) are received by the Servicer or Servicer Advances are made by the Servicer, in each case, on or after the Termination Date of a Receivable Interest, each of the Seller and the Purchasers hereby instruct the Servicer to hold such Collections in trust for the Purchasers hereunder, in accordance with this
Article I and Article VI hereof, until the immediately succeeding Settlement Date (or more frequently as required by Article VI hereof), and on such Settlement Date (or such earlier date as required by Article VI hereof), apply such Collections and Servicer Advances as follows:

          first, to reimbursement of the Agent's costs of collection and
          -----
     enforcement of this Agreement;

          second, in reimbursement of any Servicer Advance made by the Servicer
          ------
     pursuant to Section 6.6 hereof which Servicer Advance has not been repaid as of such Settlement Date;

          third, to the Purchasers in payment of all their respective  pro rata
          -----
     shares of accrued Discount for such Receivable Interest held by such Purchasers;

          fourth, to the Purchasers pro rata, in payment of any due but unpaid
          ------
     Early Collection Fees;

          fifth, to the Purchasers pro rata, in payment of any due but unpaid
          -----
     Purchaser Fee;

          sixth, to the Purchasers in reduction of the Capital of the Receivable
          -----
     Interest on a pro rata basis based upon such Purchasers' interest in such Receivable Interest;

          seventh, to the Purchasers and the Agent pro rata, in payment of any
          -------
     other amounts, if any, then due and owing hereunder to the Agent or the Purchasers; and

          eighth, to the Servicer in payment of any accrued Servicing Fee.
          ------

          (b) Collections allocated to the Receivable Interests of the Investors shall be shared ratably by the Investors in accordance with their Pro Rata Shares. Collections applied to the payment of fees, expenses, Discount and all other amounts payable by the Seller to the Agent and the Purchasers hereunder shall be allocated ratably among the Agent and the Purchasers in accordance with such amounts owing to each of them. Following the date on which the Aggregate Unpaids are reduced to zero, the Servicer shall pay to Seller any remaining Collections set aside and held by the Servicer pursuant to this
Section 1.7.
-----------



          Section I.8 Deemed Collections. If on any day the Outstanding Balance
                      ------------------
of a Receivable is either (x) reduced as a result of any cash discount or any adjustment by the Seller, or (y) reduced or cancelled as a result of a setoff in respect of any claim by any Person including any claim of any issuer of Mutual Fund Shares for a back-end load, sales charge fee or other expense associated with the sale of Mutual Fund Shares (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation. If on any day any of the representations or warranties in Article III are no longer true with respect to a Receivable, the Seller shall be deemed to have received on such day a Collection of such Receivable in full. If the Seller receives any

                                   33 of 84

Collections or is deemed to receive Collections pursuant to this Section 1.8 or otherwise, the Seller shall immediately pay such Collections or Deemed Collections to the Servicer and, at all times prior to such payment, such Collections shall be held in trust by the Seller for the exclusive benefit of the Purchasers and the Agent.

          Section I.9  Discount; Payments, Computations and Default Rate, Etc.
                       ------------------------------------------------------
          (a) Discount shall accrue for each Receivable Interest for each calendar day and on each Settlement Date the Seller shall pay to the Agent an amount equal to the accrued and unpaid Discount from the prior Settlement Date in accordance with Sections 1.6 and 1.7 hereof.

          (b) Notwithstanding any limitation on recourse contained in this Agreement, the Seller or the Servicer, as applicable, shall pay to the Agent,
(i) for the account of the relevant Purchasers, the Purchaser Fee, all amounts payable as Discount, all amounts payable pursuant to Article VIII, if any, and on demand therefor, any Early Collection Fee, and (ii) for the account of PREFCO, all dealer commissions, fees and other similar expenses in connection with the issuance of Commercial Paper, in each case, on the next Settlement Date in accordance with Sections 1.6 and 1.7 hereof.

          (c) Notwithstanding any other provision contained herein, on and after the occurrence of any Event of Default hereunder, the Discount Rate hereunder shall be the Default Rate for the period from the date of the occurrence of such Event of Default to, but not including, the date such Event of Default is cured or waived in accordance with the terms and provisions hereof. Any amount which is not paid when due hereunder (whether in respect of principal, any fee payment, indemnification payment or other amount payable hereunder) shall accrue interest at the Default Rate from the date of such non-payment to, but not including, the date such overdue amount is repaid.

          (d) All amounts to be paid or deposited by any Person hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (Chicago time) on the day when due in immediately available funds; if such amounts are payable to a Purchaser they shall be paid to the Agent, for the account of such Purchaser, at Account No. 5801443 at One First National Plaza, Chicago, Illinois 60670, ABA No. 071000013, until otherwise notified by the Agent. All computations of Discount and Purchaser Fee hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first but excluding the last day). All per annum fees shall be payable monthly in arrears on each Settlement Date in accordance with Sections
1.6 and 1.7 hereof. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

          Section I.10 Purchaser Interest. To perfect the Purchasers' ownership
                       ------------------
or security interest, as the case may be, in the Receivables, Related Security, Collections, and all proceeds thereof, the Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid and perfected ownership interest or a valid and perfected security interest in all of its interest in the Receivables, Related Security, Collections and all proceeds thereof to ensure payment of the Aggregate Unpaids and its indemnity obligations under Article VIII and all other obligations owed hereunder to the Purchasers, provided
                                                                 --------
however, notwithstanding the foregoing, the Purchasers hereby acknowledge and
-------
agree that such Purchasers' security interest in Related Security consisting of Mutual Fund Shares shall not be perfected to the extent that the parties hereto do not comply with the provisions of Article 8 of the Uniform Commercial Code of New Hampshire.


          Section I.11  Extension of the Liquidity Termination Date. The Seller
                        -------------------------------------------
may from time to time request, in a written notice to the Agent, that the Liquidity Termination Date be extended (any such request being an "Extension Notice"). An Extension Notice may be issued by the Seller no more frequently than once during any six month period. No Purchaser shall have a commitment or obligation to extend the Liquidity Termination Date. If the Purchasers agree, in their sole discretion, to accept any request on the part of the Seller to extend the Liquidity Termination Date, they shall so advise the Seller in writing by not later than the date that occurs forty-five days following the issuance of the applicable Extension Notice. In the event any Purchaser shall fail to advise the Seller in response to any Extension Notice, such request for extension shall be deemed to have been declined. Upon acceptance in writing by all Purchasers and the Agent of any request set forth in an Extension Notice, the "Liquidity Termination Date" shall thereupon become the date which is 364 days following the date of such acceptance. As of no date during the term of this Agreement shall the period from such date to the Liquidity Termination Date then in effect exceed a period of 364 days.


                                   34 of 84

                                   ARTICLE II

                               LIQUIDITY FACILITY




          Section II.1 Transfer to Investors. Each Investor hereby agrees,
                       ---------------------
subject to Section 2.4, that immediately upon written notice from PREFCO delivered on or prior to the Liquidity Termination Date, it shall acquire by assignment from PREFCO, without recourse or warranty, its Pro Rata Share of one or more of the Receivable Interests of PREFCO as specified by PREFCO. Each Investor shall promptly pay to the Agent at an account designated by the Agent, for the benefit of PREFCO, its Acquisition Amount. Unless an Investor has notified the Agent that it does not intend to pay its Acquisition Amount, the Agent may assume that such payment has been made and may, but shall not be obligated to, make the amount of such payment available to PREFCO in reliance upon such assumption. PREFCO hereby sells and assigns to the Agent for the ratable benefit of the Investors, and the Agent hereby purchases and assumes from PREFCO, effective upon the receipt by PREFCO of the PREFCO Transfer Price, the Receivable Interests of PREFCO which are the subject of any transfer pursuant to this Article II.

          Section II.2 Transfer Price Reduction Discount. If the Adjusted
                       ---------------------------------
Liquidity Price is included in the calculation of the PREFCO Transfer Price for any Receivable Interest, each Investor agrees that the Agent shall pay to PREFCO the Reduction Percentage of any Discount received by the Agent with respect to such Receivable Interest.

          Section II.3 Payments to PREFCO. In consideration for the reduction of
                       ------------------
the PREFCO Transfer Prices by the PREFCO Transfer Price Reductions, effective only at such time as the aggregate amount of the Capital of the Receivable Interests of the Investors equals the PREFCO Residual, each Investor hereby agrees that the Agent shall not distribute to the Investors and shall immediately remit to PREFCO any Discount, Collections or other payments received by it to be applied pursuant to the terms hereof or otherwise to reduce the Capital of the Receivable Interests of the Investors.

          Section II.4 Limitation on Commitment to Purchase from PREFCO.
                       ------------------------------------------------
Notwithstanding anything to the contrary in any Transaction Document, no Investor shall have any obligation to purchase any Receivable Interest from PREFCO, pursuant to Section 2.1 or otherwise, if:

          (a) PREFCO shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of PREFCO or taken any corporate action for the purpose of effectuating any of the foregoing; or

          (b) involuntary proceedings or an involuntary petition shall have been commenced or filed against PREFCO by any Person under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of PREFCO and such proceeding or petition shall have not been dismissed.

          Section II.5 Defaulting Investors. If one or more Investors defaults
                       --------------------
in its obligation to pay its Acquisition Amount pursuant to Section 2.1 (each such Investor shall be called a "Defaulting Investor" and the aggregate amount of such defaulted obligations being herein called the "PREFCO Transfer Price Deficit"), then upon notice from the Agent, each Investor other than the Defaulting Investors (a "Non-Defaulting Investor") shall promptly pay to the Agent, in immediately available funds, an amount equal to the lesser of (x) such Non-Defaulting Investor's proportionate share (based upon the relative Commitments of the Non-Defaulting Investors) of the PREFCO Transfer Price Deficit and (y) the unused portion of such Non-Defaulting Investor's Commitment. A Defaulting Investor shall forthwith upon demand pay to the Agent for the account of the Non-Defaulting Investors all amounts paid by each Non-Defaulting Investor on behalf of such Defaulting Investor, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Investor until the date such Non-Defaulting Investor has been paid such amounts in full, at a rate per annum equal to the Federal Funds Effective Rate plus 2%. In addition, without prejudice to any other rights that PREFCO may have under applicable law, each Defaulting Investor shall pay to PREFCO forthwith upon demand, the difference between such Defaulting Investor's unpaid Acquisition Amount and the amount paid with respect thereto by the Non-Defaulting Investors, together with interest thereon, for each day from the date of the Agent's request for such Defaulting Investor's Acquisition Amount pursuant to Section 2.1 until the date the requisite amount is paid to PREFCO in full, at a rate per annum equal to the Federal Funds Effective Rate plus 2%.


                                   35 of 84

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


          Section III.1  Seller and Servicer Representations and Warranties.
                         --------------------------------------------------
Each of the Seller and the Servicer hereby represents and warrants to the Purchasers that:

          (a)  Corporate Existence and Power.  Each of the Seller and the
               ----------------------------
Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted.

          (b)    No Conflict.  The execution, delivery and performance by each
                 -----------
of the Seller and the Servicer of this Agreement and each other Transaction Document, and the Seller's use of the proceeds of purchases made hereunder, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it,
(iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller or its Subsidiaries or the Servicer (except created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and each other Transaction Document has been duly authorized, executed and delivered by each of the Seller and the Servicer.

          (c)  Governmental Authorization.  Other than (i) the filing of the
               --------------------------
financing statements required hereunder, or (ii) any notice to the Securities and Exchange Commission or the Participants regarding the termination of the SunTrust Bank Financing or the sale of the Receivables hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (including, without limitation, the Securities and Exchange Commission or any state, federal or local insurance regulatory, governmental or administrative body,) is required for the due execution, delivery and performance by each of the Seller and the Servicer of the Transaction Documents.

          (d)   Binding Effect.  The Transaction Documents to which each of the
                --------------
Seller and the Servicer are a Party constitute the legal, valid and binding obligations of the Seller enforceable against the Seller and the Servicer in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

          (e)   Accuracy of Information.  All information heretofore furnished
                -----------------------
by the Seller or the Servicer to the Agent or the Purchasers for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Seller or the Servicer to the Purchasers will be, true and accurate in every material respect, on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (f)   Use of Proceeds.  No proceeds of any purchase hereunder will be
                ---------------
used (i) for a purpose which violates, or would be inconsistent with, Regulation G, T, U, X or Z promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended. Proceeds from the initial purchase hereunder shall be applied to repay all of the obligations of the Seller under the SunTrust Bank Financing.

          (g)   Good Title; Perfection.  Immediately prior to each purchase
                ----------------------
hereunder, the Seller shall be the legal and beneficial owner of the Receivables free and clear of any Adverse Claim, except as created by the Transaction Documents and the Seller shall have the legal right to sell and encumber such Receivables and its Collections. This Agreement is effective to, and shall, upon each purchase hereunder, transfer to the relevant Purchaser or Purchasers (and such Purchaser or Purchasers shall acquire from the Seller) a valid and perfected first priority undivided percentage ownership interest in each Receivable existing or hereafter arising and in the Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. The Servicer has sole dominion and control over all Mutual Fund Shares (by means of being the "Security Entitlement Holder" (as defined in Article 8 of the Uniform Commercial code of the State of New Hampshire) and any other Related Security pledged by a Participant to secure such Participant's Receivable which Mutual Fund shares and Related Security are held by the Servicer free and clear of any Adverse Claim, except as created by the Transaction Documents and the Servicer has the legal right to sell and encumber such Mutual Fund Shares and Related Security, respectively.


                                   36 of 84

          (h)   Places of Business.  The principal place of business and chief
                ------------------
executive office of each of the Seller and the Servicer and the office where each of the Seller and Servicer keeps all its Records are located at the address(es) listed on Exhibit III or such other locations notified to the Agent in accordance with Section 5.2(a) in jurisdictions where all action required by
Section 5.2(a) has been taken and completed. The Seller's and the Servicer's Federal Employer Identification Number is correctly set forth on Exhibit III.

          (i)   Collection Bank; etc.  All proceeds of any Receivable are
                --------------------
deposited, within three Business Days after receipt thereof by the Servicer or the Seller, as applicable, into the Collection Account at the Collection Bank and the name and address of the Collection Bank, together with the account number of the Collection Account of the Seller at the Collection Bank, are listed on Exhibit IV. The Seller has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control of the Collection Account, or the right to take dominion and control of the Collection Account at a future time or upon the occurrence of a future event.

          (j)   Material Adverse Effect.  Since September 30, 1997 no event has
                -----------------------
occurred which would have a Material Adverse Effect.

          (k)   Names.  In the past five years, the Seller has not used any
                -----
corporate names, trade names or assumed names other than those listed on Exhibit III.

          (l)  Net Receivables Balance.  Immediately prior to each purchase
               -----------------------
hereunder, the Net Receivables Balance is not less than an amount equal to (i) 105% multiplied by (ii) the aggregate Capital of all the Receivable Interests.

          (m)  Eligible Receivables.  On the date of purchase or Reinvestment of
               --------------------
any Receivables hereunder, all such Receivables are Eligible Receivables.

          Section III.2 Investor Representations and Warranties. Each Investor
                        ---------------------------------------
hereby represents and warrants to the Agent and PREFCO that:

          (a)  Existence and Power.  Such Investor is a corporation or a banking
               -------------------
association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

          (b)  No Conflict.  The execution, delivery and performance by such
               -----------
Investor of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Investor.

          (c)  Governmental Authorization.  No authorization or approval or
               --------------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Investor of this Agreement.

          (d)  Binding Effect.  This Agreement constitutes the legal, valid and
               --------------
binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.


                                   37 of 84

                                   ARTICLE IV

                            CONDITIONS OF PURCHASES


          Section IV.1 Conditions Precedent to Initial Purchase. The initial
                       ----------------------------------------
purchase is subject to the conditions precedent that the Agent shall have received on or before the date of such purchase those documents listed on Schedule A hereto.

          Section IV.2  Conditions Precedent to All Purchases and Reinvestments.
                        -------------------------------------------------------
Each purchase of a Receivable Interest (other than pursuant to Section 2.1) and each Reinvestment shall be subject to the further conditions precedent that:

          (a) in the case of each such purchase, the Servicer shall have delivered to the Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent, all Monthly Reports as and when due under
Section 6.5;

          (b) on the date of each such purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such purchase or Reinvestment shall be deemed a representation and warranty by the Seller and the Servicer that such statements are then true):

               (i) the representations and warranties set forth in Section 3.1 are correct on and as of the date of such purchase or Reinvestment as though made on and as of such date;

               (ii) no event has occurred, or would result from such purchase or Reinvestment, that will constitute an Event of Default, and no event has occurred and is continuing, or would result from such purchase or Reinvestment, that would constitute a Potential Event of Default; and

               (iii) the Liquidity Termination Date shall not have occurred and the aggregate Capital of all Receivable Interests does not exceed the Purchase Limit.

          (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.

                                   ARTICLE V
                                   COVENANTS

          Section V.1  Affirmative Covenants of Seller and the Servicer.
                       ------------------------------------------------
Until the date on which the Aggregate Unpaids have been indefeasibly paid in full, the Seller or the Servicer, as the case may be, hereby covenants that:

          (a)  Financial Reporting.  The Seller will maintain, for itself and
               -------------------
each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Agent:

               (i)  Annual Reporting.  Within 90 days after the close of each of
                    ---------------
     its fiscal years, audited consolidated financial statements for the Performance Guarantor (together with the financial statements of the Seller) for such fiscal year, with such consolidated financial statements certified in a manner acceptable to the Agent by independent public accountants acceptable to the Agent; provided, however, the Seller shall
                                          --------  -------
     not be obligated to provide annual financial statements certified by independent accounts to the extent that it no longer files a Form 10-K under the Securities Exchange Act of 1934, but the Seller will provide unaudited annual financial statements certified by its chief financial officer or treasurer.


                                   38 of 84

               (ii)  Quarterly Reporting.  Within 45 days after the close of the
                     -------------------
     first three quarterly periods of each of its fiscal years, unaudited balance sheets as of the close of each such period and unaudited statements of income and retained earnings and unaudited statements of cash flows, in each case for each of the Performance Guarantor and the Seller for the period from the beginning of such fiscal year to the end of such quarter, all certified by their respective chief financial officers or treasurer.

               (iii)  Compliance Certificate.  Together with the financial
                      ----------------------
     statements required hereunder, a compliance certificate in substantially the form of Exhibit VI signed by the Seller's corporate comptroller, chief financial officer or treasurer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

               (iv)  Change in Monitoring and Collection Procedures.  At least
                     ----------------------------------------------
     30 days prior to the effectiveness of any material change in or amendment to the Monitoring and Collection Procedures, a copy of the Monitoring and Collection Procedures then in effect and a notice indicating such change or amendment (provided that no such change shall be made to such Monitoring
                -------- ----
     and Collection Procedures except in conformity with Section 5.2(c) hereof).

          (b)  Notices.  The Seller and the Servicer will notify the Agent in
               -------
writing of any of the following immediately upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

               (i)  Event of Defaults or Potential Event of Defaults.  The
                    ------------------------------------------------
     occurrence of each Event of Default or each Potential Event of Default, by a statement of the corporate comptroller, senior financial officer or treasurer of the Seller.

               (ii)  Judgment and Proceedings.  The entry of any judgment or
                     ------------------------
     decree against the Seller or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Seller and its Subsidiaries exceeds $500,000 or the institution of any material lawsuit or other proceeding against the Seller.

               (iii)  Material Adverse Effect.  The occurrence of any event or
                      -----------------------
     condition which has, or could reasonably be expected to have, a Material Adverse Effect.

               (iv)  Concentration of Receivables. The Outstanding Balance of
                     ----------------------------
     all Receivables of any Participant shall exceed 75 basis points of the Gross Receivables Balance.

               (v)  Changes in State Law.  Within 30 days after the Seller
                    --------------------
     becomes aware or should have become aware of any changes (after the date hereof) in any federal or state law (A) which would require any amendment or supplement to any Prospectus distributed in any state, or (B) which has any adverse impact on the Receivables purchased hereunder (whether in respect the amount of Mutual Fund Shares pledged by a Participant, the liquidation procedures applicable to Mutual Fund Shares relating to a Collateral Deficient Receivable, an Under Collateralized Receivable, or a Terminated Receivable, or otherwise) or (C) the ability of the Servicer or the Seller to implement the procedures set forth in the Monitoring and Collection Procedures.

          (c)   Compliance with Laws.  Each of the Seller and the Servicer will
                --------------------
comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

          (d)  Audits.  The Seller and the Servicer will furnish to the Agent
               -------
from time to time such information with respect to it and the Receivables as the Agent may reasonably request. Each of the Seller and the Servicer shall, from time to time during regular business hours as requested by the Agent upon reasonable notice, permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Seller or the Servicer relating to Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Seller and the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Seller's, the Servicer's or the Performance Guarantor's financial condition or the Receivables and the Related Security or the Seller's or the Servicer's performance hereunder or under the Contracts with any of the officers or management of the Seller having knowledge of such matters.


                                   39 of 84

               (e)  Keeping and Marking of Records and Books.
                    ----------------------------------------

                     (i) Each of the Seller and the Servicer (as the case may be) will maintain and implement administrative and operating procedures (including, without limitation, (A) an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof, (B) an ability to consistently monitor the daily net asset value of all Mutual Fund Shares pledged to secure a Participant's obligation under its Contract (C) an ability to assess on a daily basis the net asset value of such Mutual Fund Shares against the indebtedness evidenced by such Participant's Contract, (D) an early warning trigger system to notify the Servicer to the extent the aggregate net asset value of the Mutual Fund Shares of a Participant falls below 150% of the Receivables of such Participant and a mechanism to immediately implement the Low Ratio Procedures, and (E) an ability to liquidate such Mutual Fund Shares in accordance with the Termination Procedures), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Seller or the Servicer (as applicable) will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence in accordance with Section 5.1(a)(iv) hereof.

                     (ii) Seller will (a) on or prior to the date hereof, either mark its master data processing records and other books and records relating to the Receivable Interests or the file cabinets where such records and books are kept, in each case with a legend, acceptable to the Agent, describing the Receivable Interests, (b) either mark each Contract or the file cabinets where such Contracts are kept, in each case with a legend describing the Receivable Interests and (c) prior to June 30, 1998, ensure that all issuers of Mutual Fund Shares pledged to secure the Receivable of each Participant have reregistered or registered, as the case may be, the interest of the Seller on their respective books and records in a manner reasonably acceptable to the Agent.

          (f)   Compliance with Contracts and Monitoring and Collection
                -------------------------------------------------------
Procedures.  The Seller and the Servicer will timely and fully (i) perform and
----------
comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Monitoring and Collection Procedures in regard to each Receivable and the related Contract. The Seller and the Servicer will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income of PREFCO, the Agent, or any Purchaser.

          (g)  Ownership Interest.  Each of the Seller and the Servicer shall
               ------------------
take all necessary action to establish and maintain (i) a valid and perfected first priority security interest in favor of the Servicer in the Mutual Fund Shares of each Participant, and (ii) a valid and perfected first priority security interest in the Receivables, the Collections with respect thereto and the Related Security (other than the Mutual Fund Shares), to the full extent contemplated herein, in favor of the Purchasers, including, without limitation, in each case, taking such action to perfect, protect or more fully evidence the interest of the Agent and the Purchasers hereunder as the Agent may reasonably request.

          (h)  Collection Bank; etc.  The Seller shall cause the Servicer to
               --------------------
deposit all proceeds of any Receivable, within three Business Days after receipt thereof by the Servicer, into a Collection Account listed on Exhibit IV. The Seller shall or shall cause the Servicer to (other than as contemplated by this Agreement with respect to the rights of the Agent) maintain dominion and control over the Collection Account.

          (i)  Relationship with Mutual Funds.  Each of the Seller and the
               ------------------------------
Servicer will undertake all necessary and desirable actions to preserve their existing relationships with the issuers of the Mutual Fund Shares.

          (j)  Collection Account Agreement. No later than January 23, 1998, the
               ----------------------------
Seller, the Agent and the Collection Bank shall have entered into the Collection Account Agreement.


                                   40 of 84

          (k)  Interest Rate Rise Management.  The Seller shall enter into a
               -----------------------------
Hedge Contract at any time the Program Yield is less than 0.75%.


          Section V.2 Negative Covenants of Seller and Servicer. Until the date
                      -----------------------------------------
on which the Aggregate Unpaids have been indefeasibly paid in full, the Seller or the Servicer, as the case may be, hereby covenants that:

          (a)  Name Change, Offices, Records and Books of Accounts.  The Seller
               ----------------------------------------------------
will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Agent at least 45 days prior notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.


          (b)  Change in Payment Instructions to Participants. The Seller will
               ----------------------------------------------
not add or terminate any bank as a Collection Bank from those listed in Exhibit IV unless the Agent shall have received, at least 45 days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account, an executed Collection Account Agreement with respect to such Collection Account.


          (c)  Modifications to Contracts, Monitoring and Collection Procedures
               ----------------------------------------------------------------
and Prospectus.  Neither the Seller nor the Servicer will make any change to the
--------------
Monitoring and Collection Procedures or any Contract (including, without limitation, the Prospectus) without the prior written consent of the Agent, PREFCO and the Required Investors, provided, however, that the Seller or the
                                   --------  -------
Servicer shall be permitted to make any changes to the Prospectus as are required by applicable state or federal securities laws so long as the Seller or the Servicer notifies the Agent and the Purchasers of the required amendment and a description thereof and provides the Agent and the Purchasers with a copy of such amendment contemporaneously with distribution to the applicable Participants. In addition, the Seller will not, and will not permit the Servicer to, waive compliance by any Participant of the terms of the Contract related to such Participant and will not release the security interest of the Servicer in the Mutual Fund Shares pledged by such Participant to secure its obligations under its Contract except any such release which occurs in strict compliance with such Contract.


          (d) Sales Liens.  The Seller shall not sell, assign (by operation
              -----------
of law or otherwise) or otherwise dispose of, or grant agree that such Purchasers' security any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Purchasers provided for herein), and the Seller shall defend the right, title and interest of the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Seller or the Servicer.


          (e)  Limitation on Indebtedness.  Without the prior written consent of
               --------------------------
the Agent and Required Investors, the Seller shall not incur any Indebtedness other than inter-company Indebtedness to an Affiliate of the Seller which Indebtedness is expressly subordinate to the obligations of the Seller hereunder.


                                   ARTICLE VI
                         ADMINISTRATION AND COLLECTION

          Section VI.1 Designation of Servicer. The Seller hereby agrees that it
                       -----------------------
currently acts as, and shall continue to act as, Servicer hereunder (the "Servicer") and the Servicer hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may at any time following the occurrence of any Event of Default directly instruct the Servicer regarding the performance of its obligations and the Servicer shall effectuate such instructions. The Seller may from time to time designate any Affiliate of the Seller to act as sub-servicer hereunder, provided however, (i)
                                                          -------- -------
the Servicer shall remain primarily liable for the obligations of the Servicer hereunder, and (ii) such designation shall not affect the obligations of the Performance Guarantor under the Performance Guaranty.


                                   41 of 84

          Section VI.2 Duties of Servicer. (a) The Servicer shall take or cause
                       ------------------
to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and perform all of its obligations to maximize the collection of such Receivables pursuant to the Contract related to such Receivable and the Monitoring and Collection Procedures.

          (b) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article I. The Servicer shall set aside and hold in trust for the account of the Seller and the Purchasers their respective shares of the Collections of Receivables in accordance with Sections
1.6 and 1.7. The Servicer shall, upon the request of the Agent after the occurrence of an Event of Default, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or the Seller prior to the remittance thereof in accordance with Sections 1.6 and 1.7. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

          (c) The Servicer shall hold in trust for the Seller and the Purchasers, in accordance with their respective Receivable Interests, the originals of all Contracts, Related Security and Records that evidence or relate to the Receivables and originals of all instruments, agreements or documents that are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent, make available to the Agent all such original Records and original Contracts, and, upon the request of the Agent after the occurrence of any Event of Default, deliver to the Agent all such original Records and original Contracts at a place selected by the Agent, provided that, the Purchasers agree that the Servicer shall be entitled to make
-------- ----
and hold (at its own expense) copies of such Contracts and Records so long as such copies are clearly marked as copies. The Servicer shall on each Reporting Date (and more frequently, if requested by the Purchasers, furnish to the Purchasers (promptly after any such request) a Monthly Report which includes a calculation of the amounts set aside for the Purchasers pursuant to Sections 1.6 and 1.7.

          (d) Any payment by a Participant in respect of any indebtedness owed by it to the Seller shall, except as otherwise specified by such Participant or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Participant to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Participant.

          Section VI.3 Collection Notice. The Agent is authorized at any time
                       -----------------
subsequent to the occurrence of an Event of Default to date and to deliver to the Collection Bank, the Collection Notice attached to the Collection Account Agreement. The Seller hereby transfers to the Agent for the benefit of the Purchasers, effective when the Agent delivers such notice, the exclusive ownership and control of the Collection Account.

          Section VI.4 Responsibilities of the Seller. Anything herein to the
                       ------------------------------
contrary notwithstanding, the exercise by the Agent and the Purchasers of their rights hereunder shall not release the Servicer or the Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller.

          Section VI.5 Reports. On the 5th day of each month (each a "Reporting
                       -------
Date"), commencing with February 5, 1998, and at such times as the Agent shall request, the Servicer shall prepare and forward to the Agent a Monthly Report. At any time upon the request of the Agent, the Servicer shall also prepare and forward to the Agent, a listing by Participant of all Receivables together with the net asset value of the Mutual Fund Shares securing such Receivables.

          Section VI.6 Servicer Advances. At any time there are insufficient
                       ----------------
Collection to satisfy the amounts required pursuant to clauses second through
                                                               ------
sixth of Section 1.6(a Collections to satisfy the amounts required pursuant to
-----
clauses second ) hereof (other than clause fifth) or clauses first through fifth
                                           -----
(other than clause second) of Section 1.7(a) hereof, the Servicer may, at its option, deem itself to have received the amount of Collections required to satisfy the amounts required pursuant to the foregoing clauses of Sections 1.6 and 1.7 and apply such deemed Collections in accordance with the terms and provisions hereof (including Sections 1.6 and 1.7).


                                   42 of 84

                                  ARTICLE VII
                               EVENTS OF DEFAULTS


          Section VII.1 Events of Default. The occurrence of any one or more of
                        -----------------
the following events shall constitute an Event of Default:

          (a) The Servicer or the Seller shall (i) fail to make any payment or deposit required hereunder or (ii) fail to perform or observe in any material respect any term, covenant or agreement hereunder (a "Non-Payment Default") and such Non-Payment Default shall remain unremedied for ten Business Days after Seller has actual knowledge thereof or through the exercise of reasonable business diligence, should have known of, such failure to observe or perform.

          (b) Any representation, warranty, certification or statement made by the Seller, the Servicer or the Performance Guarantor in any Transaction Document or in any other document delivered pursuant thereto shall prove to have been incorrect in any material respect when made or deemed made.

          (c) Failure of the Seller or the Servicer or any of their respective Subsidiaries to pay, beyond the grace period applicable thereto, any Indebtedness in excess of $500,000; or the default by the Seller, the Servicer, any of their respective Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity, or to cause the facility under which such Indebtedness was incurred to be liquidated or terminated; or any such Indebtedness of the Seller, the Servicer, any of their respective Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (d) (i) The Seller or any of its Subsidiaries, the Performance Guarantor or any of its Subsidiaries or the Servicer shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller or any of its Subsidiaries or by or against the Performance Guarantor or any of its Subsidiaries or the Servicer seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property which order is not dismissed within sixty days of entry or (ii) the Seller or any of its Subsidiaries or the Performance Guarantor or any of its Subsidiaries or the Servicer shall take any corporate action to authorize any of the actions set forth in clause (i) above in this subsection (d).

          (e) any Indebtedness of the Performance Guarantor in excess of $50,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (f) the Performance Guarantor shall fail to perform any of its obligations under the Performance Guaranty.

          (g)  A Change of Control shall occur.


          (h) For a period of seven consecutive Business Days the Collateral Deficient Receivables Percentage exceeds 5%.


          (i) For a period of two Business Days the Under Collateralized Receivables Percentage exceeds 1%.


          (j) The Terminated Program Percentage shall fall below 0.75% for three consecutive months.

          (k) For any three consecutive month period, Program Yield shall be less than 0%.


                                   43 of 84

          (l) (x) any senior unsecured debt of the Performance Guarantor shall at any time be rated lower than BBB+ by Standard and Poor's Ratings Services or such rating shall be withdrawn; or (y) any short-term debt of the Performance Guarantor shall at any time be rated lower than A-1 by Standard & Poor's Ratings Services or such rating shall be withdrawn.


          (m) the Net Receivables Balance shall at any time be less than any amount equal to (i) 105% multiplied by (ii) the aggregate Capital of all of the
                         ---------- --
Receivables Interests.


          (n) the occurrence of a Material Adverse Effect of the type set forth in clauses (iv), (v) or (vi) of the definition thereof.


          (n)  any payment default under any Hedge Contract.


          Section VII.2  Remedies. Upon the occurance of an Event of Default,
                         --------
the Agent may, in its role sole and absolute discretion, and in addition to all other rights and remedies available to the Agent under any of the Transaction Documents or applicable law:

          (a) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller and the Servicer (provided, however, that upon the occurrence of an Event of Default described in Section 7.1(d) above or of an actual or deemed entry of an order
             --------------
for relief with respect to the Seller, the Servicer or the Performance Guarantor under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each of the Seller and the Servicer);

          (b) direct the Servicer to terminate each Receivable and the Contract related thereto in accordance with the terms of such Contract (including, without limitation, the terms set forth in the Prospectus), and liquidate the Mutual Fund Shares securing the performance of such Contract and direct the Servicer to apply the Collections and proceeds thereof in satisfaction of any amounts owed or owing to the Agent or the Purchasers hereunder;

          (c) exercise all rights and remedies, at law or in equity, to receive from the Servicer or the Seller, as the case may be, and otherwise collect from the Receivables, the Collections and the Related Security all amounts owed or

          (d) enforce any and all of the rights and remedies of a secured party upon default under the UCC or other applicable law, which rights and remedies shall be cumulative; and

          (e)  deliver the Collection Notice to the Collection Bank.


          Each of the Seller and the Servicer hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or processes of law in connection with the exercise by the Agent of any of its rights and remedies after a Event of Default occurs.


                                  ARTICLE VIII
                                INDEMNIFICATION

          Section VIII.1 Indemnities by the Seller. (a) Without limiting any
                         -------------------------
other rights which the Agent or any Purchaser may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Agent and each Purchaser and their respective officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of any Transaction Document or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, excluding, however:


                                   44 of 84

               (i) Indemnified Amounts to the extent final judgment of a court of competent jurisdiction holds such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;


               (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Participant or the lack of value of the Mutual Fund Shares securing such Receivables; or


               (iii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the Intended Characterization;


provided, however, that nothing contained in this sentence shall limit the
--------- --------
liability of the Seller or the Servicer or limit the recourse of the Purchasers to the Seller or Servicer for amounts otherwise specifically provided to be paid by the Seller or the Servicer under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, the Seller shall indemnify the Agent and the Purchasers for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the Seller or the Servicer) to the extent relating to or resulting from:

               (ii) any representation or warranty made by the Seller or the Servicer (or any officers of the Seller or the Servicer) under or in connection with this Agreement, any Monthly Report or any other written information or report delivered by the Seller or the Servicer pursuant hereto, which shall have been false or incorrect when made or deemed made;

               (iii) the failure by the Seller or the Servicer to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation;

               (iv) any failure to comply with any other applicable law, rule or regulation (including, without limitation any federal or state securities laws or any laws, rules and regulations applicable to the sale of insurance);

               (v) any failure of the Seller or the Servicer to perform its duties or obligations in accordance with the provisions of any Transaction Document;

               (vi) any failure of the Seller or the Servicer to maintain (A) a valid and perfected first priority security interest in favor of the Servicer in the Mutual Fund Shares of each Participant, and (B) a valid and perfected first priority security interest in the Receivables, the Collections with respect thereto and the Related Security (other than the Mutual Fund Shares), to the full extent contemplated herein, in favor of the Purchasers,

               (vii) any claim arising out of or in connection with insurance or services which are the subject of any Contract;

               (viii) any dispute, claim, offset or defense (other than on account of the insolvency, bankruptcy or lack of creditworthiness of the related Participant) of the Participant to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Participant enforceable against it in accordance with its terms), or any other claim resulting from the sale of any services (including life insurance) related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (ix) the commingling of Collections of Receivables at any time with other funds;

               (x) any investigation, litigation or proceeding related to or arising from any Transaction Document, the transactions contemplated thereby, the use of the proceeds of a


                                   45 of 84
     purchase, the ownership of the Receivable Interests or any other investigation, litigation or proceeding relating to the Seller in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

               (xi) any inability to litigate any claim against any Participant in respect of any Receivable as a result of such Participant being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding; and

               (xii) any Event of Default described in paragraph (d) of Section 7.1.

          (b) Without limiting the foregoing, Seller hereby further agrees to indemnify and save each Indemnified Party harmless from any losses, costs, damages, penalties, forfeitures, claims or expenses related to or arising from the Contracts including, without limitation, those arising or resulting from:

               (i) Any failure of any Contract or the Receivable covered thereby to comply with any applicable laws or regulations;

               (ii) Any failure on the Seller's or the Servicer's part to keep or perform any of its obligations, express or implied, with respect to any Contract;

               (iii) Any sale or liquidation of Mutual Fund Shares (either by the Servicer, the Seller, the issuer of such Mutual Fund Shares or any other "security entitlement holder" (as defined in Article 8 of the Uniform Commercial Code in the State of New Hampshire) in violation or in contravention of any express or implied terms of the provisions of the Contract pursuant to which such Mutual Fund Shares were pledged or the security arrangement contemplated by such Contract; and

               (iv) Any court costs and attorneys' fees, but excluding any losses, costs, damages, penalties, forfeitures, claims or expenses solely related to or arising from (A) the lack of credit worthiness of any Participant or the value of the Mutual Fund Shares pledged by such Participant or (B) the default by any Participant in the payment due under a Contract except to the extent such default in payment occurs solely as a result of any matter or matters described in clauses i or ii of this
     Section 8.1(b).

          Section VIII.2 Increased Cost and Reduced Return. If after the date
                         ---------------------------------
hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Regulatory Change"): (i) which subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source) or (ii) which imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) which imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, the Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or compensate such Funding Source for such reduction.

                                   46 of 84

          Section VIII.3 Other Costs and Expenses. The Seller shall pay to the
                         ------------------------
Agent and PREFCO on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of PREFCO's auditors auditing the books, records and procedures of the Seller and the Servicer, reasonable fees and out-of-pocket expenses of legal counsel for PREFCO and the Agent (which such counsel may be employees of PREFCO or the Agent) with respect thereto and with respect to advising PREFCO and the Agent as to their respective rights and remedies under this Agreement. The Seller shall pay to the Agent on demand any and all costs and expenses of the Agent and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of any Transaction Document and the other documents delivered thereunder and in connection with any restructuring or workout of any Transaction Document, or the administration of this Agreement following an Event of Default. The Seller shall reimburse PREFCO on demand for all other costs and expenses incurred by PREFCO or any shareholder of PREFCO ("Other Costs"), including, without limitation, the cost of auditing PREFCO's books by certified public accountants, the cost of rating the Commercial Paper by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for PREFCO with respect to advising PREFCO as to matters relating to PREFCO's operations, provided however,
                                                               -------- -------
the amount of such Other Costs payable by the Seller hereunder in any calendar shall not exceed an amount equal to 1.5 basis points of the Purchase Limit.

          Section VIII.4 Allocations. PREFCO shall allocate the liability for
                         -----------
Other Costs among the Seller and other Persons with whom PREFCO has entered into agreements to purchase interests in receivables ("Other Sellers"). If any Other Costs are attributable to the Seller and not attributable to any Other Seller, the Seller shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to the Seller, such Other Sellers shall be solely liable for such Other Costs. All allocations to be made pursuant to the foregoing provisions of this Article VIII shall be made by PREFCO in its sole discretion and shall be binding on the Seller and the Servicer absent proof of manifest error by PREFCO as to such allocations.

                                   ARTICLE IX
                                   THE AGENT

          Section IX.1 Authorization and Action. Each Purchaser hereby
                       ------------------------
designates and appoints First Chicago to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or any of its successors or assigns. The Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Agent to execute each of the Uniform Commercial Code financing statements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

          Section IX.2  Delegation of Duties. The Agent may execute any of its
                        --------------------
duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

          Section IX.3  Exculpatory Provisions. Neither the Agent nor any of its
                        ----------------------
directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Seller or the Servicer contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of each of the Seller or the Servicer to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article IV, or for the perfection, priority, condition, value or sufficiency or any collateral pledged in connection


                                   47 of 84
herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller or the Servicer. The Agent shall not be deemed to have knowledge of any Event of Default or Potential Event of Default unless the Agent has received notice from the Seller or a Purchaser.


          Section IX.4 Reliance by Agent. The Agent shall in all cases be
                       -----------------
entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller, the Servicer or the Performance Guarantor), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of PREFCO or the Required Investors or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Agent shall have received
            --------
such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of PREFCO or the Required Investors or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.


          Section IX.5 Non-Reliance on Agent and Other Purchasers. Each
                       ------------------------------------------
Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of the Seller, the Servicer or the Performance Guarantor, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller, the Servicer or the Performance Guarantor and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.


          Section IX.6 Reimbursement and Indemnification. The Investors agree to
                       ---------------------------------
reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the applicable party (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the applicable party hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

          Section IX.7 Agent in its Individual Capacity. The Agent and its
                       --------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller, the Servicer or the Performance Guarantor or any Affiliate of any of the foregoing as though the Agent were not the Agent hereunder. With respect to the acquisition of Receivable Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Investor," "Purchaser," "Investors" and "Purchasers" shall include the Agent in its individual capacity.

          Section IX.8 Successor Agent. The Agent may, upon five days' notice to
                       ---------------
the Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Investors during such five-day period shall appoint from among the Purchasers a successor agent. If for any reason no successor Agent is appointed by the Required Investors during such five-day period, then effective upon the termination of such five day period, the Purchasers shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and the Seller shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other



                                   48 of 84

Transaction Documents and the provisions of this Article IX and Article VIII shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.

                                   ARTICLE X
                          ASSIGNMENTS; PARTICIPATIONS

          Section X.1 Assignments. (a) Each of the Seller, the Servicer and each
                      -----------
Investor hereby agree and consent to the complete or partial assignment by PREFCO of all of its rights under, interest in, title to and obligations under this Agreement to the Investors pursuant to Section 2.1 or to any other Person, and upon such assignment, PREFCO shall be released from its obligations so assigned. Further, the Seller and each Investor hereby agree that any assignee of PREFCO of this Agreement or all or any of the Receivable Interests of PREFCO shall have all of the rights and benefits under this Agreement as if the term "PREFCO" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of PREFCO hereunder. Prior to the occurrence of an Event of Default, the Seller shall not bear any of the costs and expenses of any assignment pursuant to this Section 10.1 but shall bear such costs and expenses after the occurrence of an Event of Default. Neither the Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

          (b) Any Investor may at any time and from time to time following notice to Seller of such assignment, assign to one or more Persons ("Purchasing Investors") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, in a form and substance satisfactory to the Agent (the "Assignment Agreement",) executed by such Purchasing Investor and such selling Investor.


The consent of PREFCO shall be required prior to the effectiveness of any such assignment. Each assignee of an Investor must have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investors Service, Inc. and must agree to deliver to the Agent, promptly following any request therefor by the Agent or PREFCO, an enforceability opinion in form and substance satisfactory to the Agent and PREFCO. Upon delivery of the executed Assignment Agreement to the Agent, such selling Investor shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Investor shall for all purposes be an Investor party to this Agreement and shall have all the rights and obligations of an Investor under this Agreement to the same extent as if it were an original party hereto and no further consent or action by the Seller, the Servicer, the Purchasers or the Agent shall be required.


          (c) Each of the Investors agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 or better by Moody's Investors Service, Inc. (an "Affected Investor"), such Affected Investor shall be obliged, at the request of PREFCO or the Agent, to assign all of its rights and obligations hereunder to (x) another Investor or (y) another financial institution nominated by the Agent and acceptable to PREFCO, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Investor; provided that
                                                                   --------
the Affected Investor receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Investor's Pro Rata Share of the Capital and Discount owing to the Investors and all accruing but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Receivable Interests.


          Section X.2 Participations. Any Investor may, in the ordinary
                      --------------
course of its business at any time sell to one or more Persons (each a "Participant") participating interests in its Pro Rata Share of the Receivable Interests of the Investors, its obligation to pay PREFCO its Acquisition Amounts or any other interest of such Investor hereunder. Notwithstanding any such sale by an Investor of a participating interest to a Participant, such Investor's rights and obligations under this Agreement shall remain unchanged, such Investor shall remain solely responsible for the performance of its obligations hereunder, and the Seller, the Servicer, PREFCO and the Agent shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement. Each Investor agrees that any agreement between such Investor and any such Participant in respect of such participating interest shall not restrict such Investor's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in clause (i) of Section 11.1(b). Prior to the occurrence of an Event of Default, the Seller shall not bear any of the costs and expenses of any participation pursuant to this Section
10.2 but shall bear such costs and expenses after the occurrence of an Event of Default.


                                   49 of 84

                                   ARTICLE XI
                                 MISCELLANEOUS

          Section XI.1 Waivers and Amendments. (a) No failure or delay on the
                       ----------------------
part of the Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this
Section 11.1(b). PREFCO, the Seller, the Servicer and the Agent, at the direction of the Required Investors, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such
                                             --------  -------
modification or waiver shall:

               (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by the Seller or the Servicer, (B) reduce the rate or extend the time of payment of Discount (or any component thereof), (C) reduce any fee payable to the Agent for the benefit of the Purchasers, (D) except pursuant to Article X hereof, change the amount of the Capital of any Purchaser, an Investor's Pro Rata Share or an Investor's Commitment, (E) amend, modify or waive any provision of the definition of Required Investors or this Section 11.1(b), (F) consent to or permit the assignment or transfer by the Seller or the Servicer of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable," or "Loss Percentage" or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner which would circumvent the intention of the restrictions set forth in such clauses; or

               (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Investors, the Agent may, with the consent of the Seller, amend this Agreement solely to add additional Persons as Investors hereunder and (ii) without the consent of the Seller, the Servicer, the Agent, the Required Investors and PREFCO may enter into amendments to modify any of the terms or provisions of Article II, Article IX, Article X, Section 11.13 or any other provision of this Agreement, provided
                                                                       --------
that such amendment has no negative impact upon the Seller. Any modification or waiver made in accordance with this Section 11.1 shall apply to each of the Purchasers equally and shall be binding upon the Seller, the Servicer, the Purchasers and the Agent.

          Section XI.2 Notices. Except as provided below, all communications and
                       -------
notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof. The Seller hereby authorizes the Agent to effect purchases and Discount Rate selections based on telephonic notices made by any Person whom the Agent in good faith believes to be acting on behalf of the Seller. The Seller agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an authorized officer of the Seller. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

          Section XI.3 Ratable Payments. If any Purchaser, whether by setoff or
                       ----------------
otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 8.2 or 8.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Aggregate Unpaids held by the other Purchasers so that after such


                                   50 of 84
purchase each Purchaser will hold its ratable proportion of the Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter
         --------
recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          Section XI.4 Protection of Ownership Interests of the Purchasers. (a)
                       ---------------------------------------------------
The Seller agrees that from time to time, at its expense, it will, or to the extent applicable, direct the Servicer to, promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Receivable Interests, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. Upon the occurrence of an Event of Default, but solely to the extent that such Event of Default continues after the Agent or any Purchaser has requested the Performance Guarantor to cure such Event of Default under the Performance Guaranty, the Agent may, or the Agent may direct the Seller or the Servicer to, notify the Participants and/or the issuers of any of the Mutual Fund Shares, at the Seller's or the Servicer's expense, of the ownership interests or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. The Seller or the Servicer, as applicable, shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.


          (b) If the Seller or the Servicer fails to perform any of its obligations hereunder, the Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligation; and the Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by the Seller or the Servicer, as applicable, as provided in Section 8.3, as applicable. Without limiting the foregoing, if the Seller or the Servicer fails to perform any of its obligations hereunder with respect to the filing of financing statements or other actions necessary or desirable to perfect the security interest in the Receivables and Collections hereunder, the Seller and the Servicer each irrevocably authorizes the Agent, in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of the Seller and the Servicer (i) to execute on behalf of the Seller as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.


          Section XI.5 Confidentiality.
                       ---------------
          (a) Each of the Seller and the Servicer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Agent and PREFCO and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each of the Seller and the Servicer and its officers and employees may disclose such information to their respective external accountants and attorneys and to any other party (including the Securities and Exchange Commission, any state securities regulatory body, and the Participants) as required by any applicable law or order of any judicial or administrative proceeding, provided that, with respect to the Participants the
                           -------- ----
may only disclose the existence of the Transaction Documents and provide a brief summary of the provisions thereof but may not provide such Participants copies of any of the Transaction Documents.


          (b) Subject to the provisions of subsection 11.5(c) below, each of the Agent and the Purchasers shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Seller and the Servicer and their respective businesses obtained by it or them in connection with the negotiating and execution of the transactions contemplated herein.


          (c) Anything herein to the contrary notwithstanding, each of the Seller and the Servicer hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Investors or PREFCO by each other, (ii) by the Agent or the Purchasers to any prospective or actual assignee or participant of any of them, (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to PREFCO or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which First Chicago acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, (iv) to any of the respective officers and employees of the Agent and any Purchasers or their respective external accountants and attorneys, and (v) to any other party as required by any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority, body or proceedings (whether or not having the force or effect of law).


                                   51 of 84

          Section XI.6 Bankruptcy Petition. Each of the Seller, the Servicer,
                       -------------------
the Agent and each Investor hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior Indebtedness of PREFCO, it will not institute against, or join any other Person in instituting against, PREFCO any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.


          Section XI.7 Limitation of Liability. Except with respect to any claim
                       -----------------------
arising out of the willful misconduct or gross negligence of PREFCO, the Agent or any Investor, no claim may be made by the Seller, the Servicer or any other Person against PREFCO, the Agent or any Investor or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement.


          Section XI.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                       -------------
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

          Section XI.9 CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY
                       -----------------------
IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY PARTY PURSUANT TO THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.


          Section XI.10 WAIVER OF JURY TRIAL. THE AGENT, THE SELLER, THE
                        --------------------
SERVICER AND EACH PURCHASER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE SELLER OR THE SERVICER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.


          Section XI.11 Integration; Survival of Terms.
                        ------------------------------
               (a) This Agreement, the Performance Guaranty and the Collection Account Agreement contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.


               (b) The provisions of Article VIII and Section 11.6 and the Performance Guaranty shall survive any termination of this Agreement.


          Section XI.12 Counterparts; Severability. This Agreement may be
                        --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



                                   52 of 84

          Section XI.13 First Chicago Roles. Each of the Investors acknowledges
                        -------------------
that First Chicago acts, or may in the future act, (i) as administrative agent for PREFCO, (ii) as issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for PREFCO (collectively, the "First Chicago Roles"). Without limiting the generality of this Section 11.13, each Investor hereby acknowledges and consents to any and all First Chicago Roles and agrees that in connection with any First Chicago Role, First Chicago may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for PREFCO, whether in respect of the giving of notice to the Agent of a mandatory purchase pursuant to Section 2.1 or any other action that First Chicago may take.


          Section XI.14 Characterization. The parties hereto hereby agree that
                        ----------------
they intend the transactions contemplated by this Agreement to be a sale of Receivables Interests. Nonetheless, if the conveyance by the Seller to the Purchasers of interests in Receivables hereunder shall be characterized as a secured loan and not a sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Agent, for the ratable benefit of the Purchasers, a duly perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables, the Collections, each Collection Account, all Related Security, all payments on or with respect to the Receivables, all other rights relating to and payments made in respect of the Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein, in each case to secure the payment of the Aggregate Unpaids and any and all other payment obligations of the Seller (including,
                                                                 ---------
without limitation, the indemnity obligations of the Seller under Article VIII
------- -----------
hereof) owed under any Transaction Document. After an Event of Default, the Agent and the Purchasers shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies after default under the UCC and other applicable law, which rights and remedies shall be cumulative.



                                   * * * * *

                                   53 of 84

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date hereof.



                              HAMPSHIRE FUNDING, INC.

                              By:
                                 --------------------------------------


                              Title:
                                     ----------------------------------


                              One Granite Place

                              Concord, New Hampshire  03301
                              Phone:
                              Fax:



                              PREFERRED RECEIVABLES FUNDING CORPORATION

                              By:
                                  --------------------------------------

                                 Authorized Signatory
                                 c/o The First National Bank of
                                  Chicago, as Agent
                                 Suite 0079, 1-21
                                 One First National Plaza
                                 Chicago, Illinois  60670
                                 Fax:  (312) 732-1844


                                   54 of 84

                                    INVESTORS:
Commitment
----------
$60,000,000                         THE FIRST NATIONAL BANK OF CHICAGO,

                                     as an Investor and as Agent



                                    By:
                                       ---------------------------------

                                       Authorized Agent
                                       c/o The First National Bank of
                                       Chicago
                                       Suite 0596, 1-21
                                       One First National Plaza
                                       Chicago, Illinois  60670
                                       Fax:  (312) 732-4487



                                   55 of 84

                                   EXHIBIT I



                                  DEFINITIONS



As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"Acquisition Amount" means, on the date of any purchase from PREFCO of
 ------------------
Receivable Interests pursuant to Section 2.1, (i) with respect to each Investor other than First Chicago, the lesser of (a) such Investor's Pro Rata Share of the PREFCO Transfer Price and (b) such Investor's unused Commitment and (ii) with respect to First Chicago, the difference between (a) the PREFCO Transfer Price and (b) the aggregate amount payable by all other Investors on such date pursuant to clause (i) above.

"Adjusted Liquidity Price" means, in determining the PREFCO Transfer Price for
 ------------------------
any Receivable Interest, an amount equal to:

                            |      OPB      |
          (i) DC + (ii)  RI |---------------|
                            | 1 + (.50 x LP)|
     where:


          RI   =   the undivided percentage interest evidenced by such
                   Receivable Interest.

          DC   =   the Deemed Collections.

          OPB  =   the Outstanding Principal Balance of all Receivables.

          LP   =   Loss Percentage.


Each of the foregoing shall be determined from the most recent Monthly Report received from the Servicer.


"Adverse Claim" means a lien, security interest, charge or encumbrance, or other
 -------------
right or claim in, of or on any Person's assets or properties in favor of any other Person other than the rights of a Participant created by a Contract.


"Affiliate" means any Person directly or indirectly controlling, controlled by,
 ---------
or under direct or indirect common control with, another Person or any Subsidiary of such other Person. A Person shall be deemed to control another Person if the controlling Person owns 51% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.


"Agent" means First Chicago in its capacity as agent for the Purchasers pursuant
 -----
to Article IX, and not in its individual capacity as an Investor, and any successor Agent appointed pursuant to Article IX.


"Aggregate Unpaids" means, at any time, an amount equal to the sum of all
 -----------------
accrued and unpaid Discount, Purchaser Fee, Capital and all other amounts owed (whether due or accrued) hereunder or under the Performance Guaranty to the Agent and the Purchasers at such time.


"Approved Insurer" means any Affiliate of the Performance Guarantor authorized
 ----------------
to sell insurance in the applicable jurisdiction.


"Base Rate" means, a rate per annum equal to the corporate base rate, prime rate
 ---------
or base rate of interest, as applicable, announced by First Chicago from time to time, changing when and as such rate changes.



                                   56 of 84

"Business Day" means any day on which banks are not authorized or required to
 ------------
close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York and the commercial paper markets are open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.


"Capital" of any Receivable Interest means, at any time, the Purchase Price of
 -------
such Receivable Interest, minus the sum of the aggregate amount of Collections and other payments received by the Agent which in each case are applied to reduce such Capital; provided that such Capital shall be restored in the amount
                     --------
of any Collections or payments so received and applied if at any time and to the extent that the distribution of such Collections or payments are rescinded or must otherwise be returned for any reason.


"Change of Control" means an event or circumstance in connection with which the
 -----------------
Performance Guarantor ceases to own, directly or indirectly (through one or more wholly-owned entities), free and clear of any Adverse Claim or other encumbrances, 100% of the outstanding shares of voting stock of the Seller or the Servicer on a fully diluted basis.


"Collateral Deficient Receivable" means at any time, a Receivable for which the
 -------------------------------
net asset value of the Mutual Fund Shares pledged to secure such Receivable is less than 150% of the then Outstanding Balance of such Receivable but is greater than or equal to 130% of the then Outstanding Balance of such Receivable.


"Collateral Deficient Receivables Percentage" means, at any time, a percentage
 -------------------------------------------
equal to (i) the aggregate Outstanding Balance of all Collateral Deficient Receivables at such time, divided by (ii) Gross Receivables Balance.
                          ------- --

"Collection Account" means the sub-account in which any Collections are
 ------------------
collected or deposited.


"Collection Account Agreement" means that certain tri-party agreement
 ----------------------------
substantially in the form of Exhibit V hereto between the Seller, the Agent and the Collection Bank.


"Collection Bank" means, at any time, the bank or other financial institution
 ---------------
which holds the Collection Account.


"Collection Notice" means a notice substantially in the form of Exhibit A to the
 -----------------
Collection Account Agreement.


"Collections" means, with respect to any Receivable, all cash collections and
 -----------
other cash proceeds in respect of such Receivable, including, without limitation, all fees, interest and cash proceeds of Related Security with respect to such Receivable and all amounts payable to the Purchasers by the Seller pursuant to Section 1.8.


"Commercial Paper" means promissory notes of PREFCO issued by PREFCO in the
 ----------------
commercial paper market.


"Commitment" means, for each Investor, the commitment of such Investor to
 ----------
purchase its Pro Rata Share of Receivable Interests from (i) the Seller and (ii) PREFCO, such Pro Rata Share not to exceed, in the aggregate, the amount set forth opposite such Investor's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.


"Contingent Obligation" of a Person means any agreement, undertaking or
 ---------------------
arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.


"Contract" means, with respect to any Receivable, any and all instruments,
 --------
agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable and including the Agency Agreement and Limited Power of Attorney attached hereto as Exhibit VII hereto and the Prospectus delivered to the Participant in connection with the execution by the Participant of such Contract.




                                   57 of 84

"Conversion Rate" means the interest-bearing equivalent rate per annum of a
 ---------------
discount CP Rate, which equivalent rate shall be an amount equal to the quotient of:

                                    360 x D
                                  -----------
                                  360 (D x T)

          where:

          D = the CP Rate expressed on a discount basis (expressed in decimals) and

          T = the time to maturity (in days).



"CP Rate" means, requested by the Seller and agreed to by PREFCO, equivalent to
 -------
the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper may be sold by any placement agent or commercial paper dealer reasonably selected by PREFCO, as agreed between each such dealer or agent and PREFCO, together with all dealer commissions, fees and other similar expenses in connection with the issuance of Commercial Paper; provided, however, that if the
                                                  --------  -------
rate (or rates) as agreed between any such agent or dealer and PREFCO is a discount rate (or rates), the "CP Rate" shall be the rate (or if more than one rate, the weighted average of the rates) resulting from PREFCO's converting such discount rate (or rates) to the Conversion Rate.


"Deemed Collections"  means the aggregate of all amounts owing to PREFCO
 ------------------
pursuant to Sections 1.8 and Article VIII.


"Default Rate" means, a rate per annum equal to the corporate base rate, prime
 ------------
rate or base rate of interest, as applicable, announced by First Chicago from time to time, changing when and as such rate changes, plus 2% per annum.


"Discount" means for each Receivable Interest an amount equal to the product of:
 --------

                                          AD
                                 DR x C x ---
                                          360

          where:

          DR  =  the weighted average Discount Rate for such Receivable
                    Interest;

          C   =  the weighted average Capital of such Receivable Interest; and


          AD  =  the actual number of days elapsed since the prior Settlement
                    Date;



provided that no provision of this Agreement shall require the payment or permit
--------
the collection of Discount in excess of the maximum permitted by applicable law; and provided, further, that Discount shall not be considered paid by any
    --------  -------
distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.


"Discount Rate" means the LIBO Rate, the CP Rate or the Base Rate, as
 -------------
applicable.


"Early Collection Fee" means, for any Receivable Interest which at any time has
 --------------------
its Capital reduced prior to the date on which it was originally scheduled to mature, the excess, if any, of (i) the Discount that would have accrued subsequent to the date of such reduction or termination on the Capital of such Receivable Interest if such reduction or termination had not occurred, over (ii) the sum of (a) to the extent all or a portion of such Capital is allocated to another Receivable Interest, the Discount actually accrued during such period on such Capital for the new Receivable Interest, and (b) to the extent such Capital is not allocated to another Receivable Interest, the income, if any, actually received during such period by the holder of such Receivable Interest from investing the portion of



                                   58 of 84
such Capital not so allocated. In the event that the amount referred to in clause (ii) exceeds the amount referred to in clause (i), the relevant Purchaser or Purchasers agree to pay to the Seller the amount of such excess.


"Eligible Receivable" means, at any time, a Receivable:
 -------------------

          (a) the Participant of which (i) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (ii) is not an Affiliate of any of the parties hereto; and (iii) is not a government or a governmental subdivision or agency,


          (b) which is an "account", "chattel paper", or "general intangible" within the meaning of Section 9-105 and Section 9-106, respectively, of the UCC of all applicable jurisdictions,


               (c) which is denominated and payable only in United States dollars in the United States,

          (d) which arises under a Contract in substantially the form of the form of contract set forth on Exhibit VII hereto or otherwise approved by the Agent in writing, which, together with such Receivable, is duly authorized and is in full force and effect and constitutes the legal, valid and binding obligation of the related Participant enforceable against such Participant in accordance with its terms subject to no offset, counterclaim or other defense,

          (e) which arises under a Contract which (A) does not require the Participant under such Contract to consent to the transfer, sale or assignment of the rights and benefits to be transferred hereunder and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

          (f) which arises under a Contract that contains an obligation for a specified sum of money, and has an outside maturity date of no later than June 30, 2008 (unless earlier terminated in accordance with the terms of such Contract),

          (g) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

          (h) which was generated in the ordinary course of the Seller's business and pursuant to the distribution of a Prospectus by a registered broker-dealer which Prospectus and sales procedures comply with all applicable laws, rules and regulations (including, without limitation, all federal and state securities laws),

          (i) which is an account receivable or obligation representing all or part of the sales price of insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended;

          (j) the Contract with respect to which (i) accrues minimum Finance Charges of at least 6% per annum and (ii) permits the Seller to alter, at any time, the amount of Finance Charges payable thereunder up to, subject to applicable law, a maximum of 3 percentage points above the prime or base rate as quoted in The Wall Street Journal;

          (k) the Contract with respect to which has not been modified in any manner and does not have the "Modification of Agreement" box checked at the top of such Contract;

          (l) which was generated in connection with the financing of life insurance premiums payable in connection with a life insurance policy issued by an Approved Insurer;

          (m) the payment of which is secured by Mutual Fund Shares that (A) were purchased and held for the minimum period required under applicable state and federal securities laws before such Mutual Fund Shares were pledged to secure payment of such Receivable, (B) satisfy the requirements set forth in the Prospectus, and (C) have an offering price of at least 250% of the Outstanding Principal Balance of such Receivable as of the date of creation of such Receivable;

                                   59 of 84

               (n)  which is not a Terminated Receivable; and



               (o) pursuant to which no lump sum administration fee payment was made at the date of inception of such Receivable.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended
 -----
from time to time.

"Event of Default" has the meaning specified in Article VII.
 ----------------

"Federal Funds Effective Rate" means, for any period, a fluctuating interest
 ----------------------------
rate per annum equal for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Governments Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by First Chicago from three federal funds brokers of recognized standing selected by it.


"Finance Charges" means, with respect to a Contract, any fees, finance charges,
 ---------------
interest, late payment charges or similar charges owing pursuant to such Contract provided, however "Finance Charges" shall not include any Transaction Fees paid in cash directly by a Participant. For the purposes of this definition, "Transaction Fees" means any "Placement Fee," "Program Fee," "Special Service Fee," "Termination Fee," or "Liquidation Fee," each as defined in the "Summary of Charges" section of the Prospectus.


"First Chicago" means The First National Bank of Chicago in its individual
 -------------
capacity and its successors.

"First Chicago Roles" has the meaning set forth in Section 11.13.
 -------------------


"Funding Agreement" means this Agreement and any agreement or instrument
 -----------------
executed by any Funding Source with or for the benefit of PREFCO.


"Funding Source" means (i) any Investor or (ii) any insurance company, bank or
 --------------
other financial institution providing liquidity, credit enhancement or back-up purchase support or facilities to PREFCO.


"Gross Receivables Balance" means, at any time, the aggregate Outstanding
 -------------------------
Balance of all Eligible Receivables at such time.


"Hedge Contract" means, any interest rate cap agreement purchased by the Seller
 --------------
in accordance with Section 5.1(k) which provides for periodic cap payments for a notional amount and at a strike rate from a counter-party approved by the Agent. Each Hedge Contract shall provide that if the payor shall be downgraded below AA
- by Standard and Poor's Ratings Services or Aa3 by Moody's Investors Service, Inc., the Seller shall be responsible for finding a replacement payor that fulfills the ratings requirement above.


"Indebtedness" of a Person means such Person's (i) obligations for borrowed
 ------------
money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.


                                   60 of 84

"Intended Characterization" means, for income tax purposes, the characterization
 -------------------------
of the acquisition by the Purchasers of Receivable Interests as a loan or loans by the Purchasers to the Seller secured by the Receivables, the Related Security and the Collections.


"Investors" means the financial institutions listed on the signature pages of
 ---------
this Agreement under the heading "Investors" and their respective successors and assigns.


"LIBO Rate" means the rate per annum equal to the sum of (i) (a) the rate at
 ---------
which deposits in U.S. Dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the relevant period, such deposits being in the approximate amount of the Capital of the Receivable Interest to be funded or maintained, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such period plus (ii) 1.0% per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.


"Liquidity Termination Date" means June 30, 1998.
 --------------------------

"Loss Percentage" means 5%.
 ---------------

"Low Ratio Procedures" shall mean the Servicer's procedures relating to
 --------------------
Collateral Deficient Receivables as included as a part of the Monitoring and Collection Procedures attached hereto as VIII.


"Material Adverse Effect" means a material adverse effect on (i) the financial
 -----------------------
condition or operations of the Seller, the Servicer, their respective Subsidiaries or the Performance Guarantor, (ii) the ability of the Seller, the Servicer or the Performance Guarantor to perform its obligations under the Transaction Documents to which it is a party, (iii) the legality, validity or enforceability of this Agreement, the Performance Guaranty or the Collection Account Agreement, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, (v) the collectibility or enforceability of the Receivables generally or of any material portion of the Receivables, or (vi) the Servicer's first priority perfected security interest in such Mutual Fund Shares.


"Monitoring and Collection Procedures" means the Servicer's monitoring
 ------------------------------------
procedures and collection practices and procedures relating to Contracts and Receivables existing on the date hereof, including, without limitation the Servicer's Low Ratio Procedures and Termination Procedures, in each case, all as attached as Exhibit VIII hereto, as the same be modified from time to time in accordance with this Agreement.


"Monthly Report" means a report, in a form to be agreed upon between the Seller,
 --------------
the Servicer and the Agent, furnished by the Servicer to the Agent pursuant to
Section 6.5.


"Mutual Fund Shares" means all mutual fund shares, securities and instruments,
 ------------------
in each case, whether certificated or uncertificated, pledged by a Participant to secure its obligations under its Contract.


"Net Receivables Balance" means, at any time, the aggregate Outstanding
 -----------------------
Principal Balance of all Eligible Receivables at such time.


"Non-Defaulting Investors" shall have the meaning set forth in Section 2.5
 ------------------------
hereof.

"Other Costs" has the meaning set forth in Section 8.3 hereof.
 -----------


"Outstanding Balance" of any Receivable at any time means the then outstanding
 -------------------
principal balance of such Receivable (including any capitalized Finance Charges)

plus any accrued and unpaid Finance Charges which have not yet been capitalized.
----

"Outstanding Principal Balance" of any Receivable at any time means the then
 -----------------------------
outstanding principal balance of such Receivable (including any capitalized Finance Charges).


"Participant" means a Person which entered into a Contract and pledged Mutual
 -----------
Fund Shares to secure the non-recourse loans made to such Person in connection with the financing of insurance premiums and related fees and interest.


"Performance Guarantor" means Jefferson-Pilot Corporation, a North Carolina
 ---------------------
corporation, and the direct or indirect parent company of the Seller and the Servicer.



                                   61 of 84

"Performance Guaranty" means that certain Performance Guaranty of even date
 --------------------
herewith executed by the Performance Guarantor in favor of the Agent on behalf of the Purchasers.


"Person" means an individual, partnership, corporation (including a business
 ------
trust), joint stock company, trust, unincorporated association, limited liability company, joint venture or other entity, or a government or any political subdivision or agency thereof.


"Potential Event of Default" means an event which, with the passage of time or
 --------------------------
the giving of notice, or both, would constitute an Event of Default.


"PREFCO Residual" means the sum of the PREFCO Transfer Price Reductions.
 ---------------


"PREFCO Transfer Price" means, with respect to the assignment by PREFCO of one
 ---------------------
or more Receivable Interests to the Agent for the benefit of the Investors pursuant to Section 2.1, the sum of (i) the lesser of (a) the Capital of each Receivable Interest and (b) the Adjusted Liquidity Price of each Receivable Interest and (ii) all accrued and unpaid Discount for such Receivable Interests.


"PREFCO Transfer Price Deficit" shall have the meaning set forth in Section 2.5
 -----------------------------
hereof.


"PREFCO Transfer Price Reduction" means in connection with the assignment of a
 -------------------------------
Receivable Interest by PREFCO to the Agent for the benefit of the Investors, the positive difference between (i) the Capital of such Receivable Interest and (ii) the Adjusted Liquidity Price for such Receivable Interest.


"Program Yield" means, as of any Settlement Date, an amount equal to the
 -------------
remainder of (A) the interest rate applicable pursuant to the Contract to the Receivables as of such Settlement Date, minus (B) the sum of (i) the weighted
                                        -----
average Discount Rate for such Settlement Date, plus (ii) 0.225% plus (iii)
                                                ----             ----
2.00%.

"Pro Rata Share" means, for each Investor, the Commitment of such Investor
 --------------
divided by the Purchase Limit, adjusted as necessary to give affect to the application of the terms of Section 2.5.


"Prospectus" means the prospectus entitled "Program for Coordinating the
 ----------
Acquisition of Mutual Fund Shares" together with any and all amendments and supplements thereto, all as set forth on Exhibit X hereto.


"Purchase Limit" means the aggregate of the Commitments of the Investors
 --------------
hereunder.

"Purchase Price" means, with respect to any purchase of a Receivable Interest,
 --------------
an amount equal to 95% of the Outstanding Principal Balance of the Receivables included in such Receivables Interest.


"Purchaser" means PREFCO or an Investor, as applicable.
 ---------


"Purchaser Fee" means, with respect to any Settlement Date, a fee payable to the
 -------------
Purchasers in an amount equal to 22.5 basis points per annum on the weighted average of Capital outstanding since the preceding Settlement Date (or in the case of the first Settlement Date, since the date of this Agreement), payable monthly in arrears on each Settlement Date pursuant to Sections 1.6 and 1.7 hereof.


"Receivable" means the non-recourse indebtedness and other obligations owed to
 ----------
the Seller (without giving effect to any transfer or conveyance hereunder) whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the financing of premium payments relating to sale of insurance pursuant to an agreement in the form of Exhibit VII hereto, and includes, without limitation, the obligation to pay any Finance Charges with respect thereto, provided however, the term "Receivable" shall not
                              -------- -------
include the rights or obligations of the Seller or the Servicer to service such Receivable.


"Receivable Interest" means, at any time, an undivided percentage ownership
 -------------------
interest in (i) all Receivables, (ii) all Related Security with respect to such Receivables, and (iii) all Collections with respect to, and other proceeds of, such Receivables. Such undivided percentage interest shall equal an amount equal to the quotient of:



                                   62 of 84

                                     C + R
                                     -----
                                      NRB

          where:

          C    =  the Capital of such Receivable Interest.

          R    =  an amount equal to the Loss Percentage multiplied by the
                  Capital of such Receivable Interest.

          NRB  =  the Net Receivables Balance.


"Receivable Loss" means, with respect to any Receivable, an amount equal to any
 ---------------
loss in connection with the collection of such Receivable for an amount less than the Outstanding Balance thereof.


"Records" means, with respect to any Receivable, all Contracts and other
 -------
documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Participant.


"Reduction Percentage" means, for any Receivable Interest acquired by the
 --------------------
Investors from PREFCO for less than the Capital of such Receivable Interest, a percentage equal to a fraction the numerator of which is the PREFCO Transfer Price Reduction for such Receivable Interest and the denominator of which is the Capital of such Receivable Interest.


"Reinvestment" shall have the meaning set forth in Section 1.6 hereof.
 ------------

"Related Security" means, with respect to any Receivable:
 ----------------


               (b) all Mutual Fund Shares purchased by the Participant and pledged to secure the payment of such Receivable,


               (c) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,


               (d) all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,
               (e)  any Hedge Contract,
               (f)  all Records related to such Receivables, and
               (g)  all proceeds of any of the foregoing.


"Reporting Date" shall have the meaning set forth in Section 6.5 hereof.
 --------------

"Required Investors" means, at any time, Investors with Commitments in excess of
 ------------------
66-2/3% of the Purchase Limit.


"Reserve Requirement" means the maximum aggregate reserve requirement (including
 -------------------
all basic, supplemental, marginal and other reserves) which is imposed against First Chicago in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time.

"Section" means a numbered section of this Agreement, unless another document is
 -------
specifically referenced.

"Servicer" shall have the meaning set forth in Section 6.1 hereof.
 --------

"Servicer Advance" means any advance made by the Servicer pursuant to Section
 ----------------
6.6 hereof.


"Servicing Fee" means with respect to any Settlement Date, a fee equal to the
 -------------
product of (x) the weighted average of Capital outstanding since the preceding Settlement Date (or in the case of the first Settlement Date, since the date of


                                   63 of 84
this Agreement), times (y) 2.00% times (z) 1/12, which fee shall be paid monthly
                 -----           -----
in arrears on each Settlement Date pursuant to Sections 1.6 and 1.7 hereof.


"Settlement Date" means the 10th day of each month, with the initial Settlement
 ---------------
Date hereunder to occur on February 10, 1998.


"Settlement Period" means the period from the first day of each calendar month
 -----------------
to and including the last day of each calendar month.


"Subsidiary" of a Person means (i) any corporation more than 50% of the
 ----------
outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Seller.


"SunTrust Bank Financing" means that certain Revolving Credit Agreement between
 -----------------------
the Seller and SunTrust Bank as more fully described in the "Risk Factors" section of the Prospectus.


"Termination Date" means for any Receivable Interest, the earliest to occur of
 ----------------
(i) the Liquidity Termination Date, (ii) the Business Day immediately prior to the occurrence of an Event of Default set forth in paragraph (d) of Article VII,
(iii) that Business Day designated by the Required Investors after the occurrence of an Event of Default other than an Event of Default set forth in paragraph (d) of Article VII, and (iv) 30 Business Days after written notice from the Seller.


"Termination Procedures" means the Servicer's procedures for the termination of
 ----------------------
Receivables and related Contracts as set forth on Exhibit VIII hereto.


"Terminated Program Percentage" means as of the last day of any calendar month,
 -----------------------------
a percentage equal to (i) the aggregate Outstanding Balance of Terminated Receivables during such month divided by (ii) the Gross Receivables Balance.
                              ------- --


"Terminated Receivable" means any Receivable which, in accordance with the
 ---------------------
Contract related thereto, has been terminated, whether upon its maturity date, as a result of becoming an Under Collateralized Receivable, or otherwise.


"Transaction Documents" means, collectively, this Agreement, the Contracts, the
 ---------------------
Collection Account Agreement, the Performance Guaranty, and all other instruments, documents and agreements executed and delivered by the Seller in connection herewith.


"UCC" means the Uniform Commercial Code as from time to time in effect in the
 ---
specified jurisdiction.


"Under Collateralized Receivable" means at any time, a Receivable for which the
 -------------------------------
net asset value of the Mutual Fund Shares pledged to secure such Receivable is less than 130% of the then Outstanding Balance of such Receivable.


"Under Collateralized Receivables Percentage" means, at any time, a percentage
 -------------------------------------------
equal to (i) the aggregate Outstanding Balance of all Under Collateralized Receivables at such time, divided by (ii) Gross Receivables Balance.
                          ------- --

All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.


                                   64 of 84

                                  EXHIBIT III



   PLACES OF BUSINESS OF THE SELLER AND THE SERVICER; LOCATIONS OF RECORDS;

                   FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)



SELLER
------
Hampshire Funding, Inc.
One Granite Place
Concord, New Hampshire  03301


SERVICER
--------
Hampshire Funding, Inc.
One Granite Place
Concord, New Hampshire  03301


Federal Employer Identification Number of Seller:  02-0277842



Federal Employer Identification Number of Servicer: 02-0277842


                                   65 of 84

                                   EXHIBIT IV



                    COLLECTION BANK AND COLLECTION ACCOUNT;





Citibank, N.A.

Account No.: 30262298 (initially) with a sub-account to be established on or prior to January 23, 1998.



                                   66 of 84

                                   EXHIBIT V

                      FORM OF COLLECTION ACCOUNT AGREEMENT


                                   [ATTACHED]




                                   67 of 84

                                   EXHIBIT VI



                         FORM OF COMPLIANCE CERTIFICATE



To: The First National Bank of Chicago, as Agent


This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement dated as of December 31, 1997, among Hampshire Funding, Inc. (as "Seller" and "Servicer"), the Purchasers party thereto and The First National Bank of Chicago, as agent for such Purchasers (the "Agreement").


THE UNDERSIGNED HEREBY CERTIFIES THAT:


(1)  I am the duly elected _____________________ of the Seller;


(2) I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Seller and its Subsidiaries during the accounting period covered by the attached financial statements;


(3) The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and


Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Seller has taken, is taking, or proposes to take with respect to each such condition or event:


The foregoing certifications, and the financial statements delivered in connection herewith, are made and delivered this

____ day of ______________,19___.



                          ---------------------------

                                   68 of 84

                                  EXHIBIT VII

                               FORM OF CONTRACT

                                   [ATTACHED]



                                   69 of 84

                                  EXHIBIT VIII



                     MONITORING AND COLLECTION PROCEDURES;
                              LOW RATIO PROCEDURES
                             TERMINATION PROCEDURES

                                   [ATTACHED]


                                   70 of 84

                                   EXHIBIT IX

                                   [RESERVED]


                                   71 of 84

                                   EXHIBIT X

                                  PROSPECTUS

                                  [ATTACHED]



                                   72 of 84

                                   EXHIBIT XI

                       FORM OF LEGAL OPINIONS OF SELLER,

                       SERVICER AND PERFORMANCE GUARANTOR

                                   [ATTACHED]



                                   73 of 84

                                   SCHEDULE A

                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                      ON OR PRIOR TO THE INITIAL PURCHASE

(1) Copy of the Resolutions of the Board of Directors of the Seller certified by its Secretary authorizing the Seller's execution, delivery and performance of the Agreement and the other documents to be delivered by it thereunder.

(2) Copy of the Resolutions of the Board of Directors of the Performance Guarantor certified by its Secretary authorizing the Performance Guarantor's execution, delivery and performance of the Performance Guaranty.

(3) Articles or Certificate of Incorporation of each of the Seller and the Performance Guarantor certified by the Secretary of State of the jurisdiction of incorporation of the Seller, the Servicer and the Performance Guarantor on or within thirty (30) days prior to the initial purchase.

(4) Good Standing Certificate for each of the Seller and the Performance Guarantor issued by the Secretaries of State of each jurisdiction where it has material operations.

(5) A certificate of the Secretary of the Seller certifying (i) the names and signatures of the officers authorized on its behalf to execute the Agreement and any other documents to be delivered by it thereunder and (ii) a copy of the Seller's By-Laws.

(6) A certificate of the Secretary of the Performance Guarantor certifying (i) the names and signatures of the officers authorized on its behalf to execute the Performance Guaranty and (ii) a copy of the Performance Guarantor's By-Laws.

(7) Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the date of such initial purchase in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Agreement.

(8) Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Seller.

(9) Certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Agent) dated a date reasonably near the date of the initial purchase listing all effective financing statements which name the Seller (under its present name and any previous name) as transferor or debtor and which are filed in jurisdictions in which the filings were made pursuant to item 6 above together with copies of such financing statements.

(10) A favorable opinion of legal counsel for the Seller, the Servicer and the Performance Guarantor reasonably acceptable to the Agent in the form of
     Exhibit XI hereto.

(11) A favorable opinion of legal counsel for each Investor, reasonably acceptable to the Agent which addresses the following matters:

     (a) The Agreement has been duly authorized by all necessary corporate action of the Investor.

     (b) The Agreement has been duly executed and delivered by the Investor and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

(12) The Seller shall have paid an up-front fee of $200,000.

                                   74 of 84

(13) Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Agreement.


(14) For each Purchaser that is not incorporated under the laws of the United States of America, or a state thereof, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Purchaser is entitled to receive payments under the Agreement without deduction or withholding of any United States federal income taxes.


(15) An executed copy of the Performance Guaranty.



                                   75 of 84